Exhibit 99.1

Accretive Health Announces Management Changes to
Position Company Post-Transaction for Growth Phase

•	Chief Operating Officer Joseph Flanagan appointed President and COO

•	Christopher Ricaurte promoted to Chief Financial Officer and Treasurer

•	Peter Csapo to step down as CFO

CHICAGO - April 21, 2016 - Accretive Health, Inc. (OTC Pink: ACHI) announced changes to its senior management today to align the organization for its next phase of growth. As part of these changes, Joseph Flanagan has been appointed President and Chief Operating Officer. Christopher Ricaurte, Senior Vice President, Revenue Cycle Operations for Accretive Health, has been appointed Chief Financial Officer and Treasurer, succeeding Peter Csapo, who is stepping down from his role. Mr. Csapo will work with Mr. Ricaurte to ensure a smooth transition.
Steve Shulman, Chairman of Accretive Health’s Board of Directors, said, “The Board is pleased to announce these key promotions that will help to position the company for growth following our recent transaction with Ascension and TowerBrook. Joe Flanagan will now take on the role of President, in addition to his current responsibilities as COO. We are also excited that Chris Ricaurte will expand his role as our new CFO and Treasurer. As a current Accretive executive with an impressive financial and operational background, we determined that Chris was the best choice to help us deliver operational and financial excellence for our client partners and our shareholders.”
Mr. Shulman added, “We would also like to thank Peter Csapo for playing an integral role in guiding Accretive through the financial restatement process in 2014 and support during the transaction with Ascension and TowerBrook. We are grateful for all he has done for the company and wish him the very best in the future.”
Emad Rizk, M.D., Chief Executive Officer of Accretive Health, stated, “Peter has rebuilt the finance and accounting organization, improved our financial controls, and greatly improved our financial processes, and I’m happy that he will now be able to spend more time with his family in Colorado.”
Mr. Flanagan joined Accretive as Chief Operating Officer in April 2013 after serving as Senior Vice President of worldwide operations and supply chain at Applied Materials, Inc., and previously as President of Nortel Business Services for Nortel Networks. Previously, Mr. Flanagan served most of his career working for General Electric (GE), holding leadership positions in many divisions.
Mr. Ricaurte has served as Senior Vice President, Revenue Cycle Operations for Accretive Health since 2013 and is responsible for all of the company’s centers of excellence in the U.S. and India. Before joining Accretive, he was CFO, Silicon Systems Group at Applied Materials, Inc. Prior to this, he was President of Nortel Business Services, where he had also previously held the position of CFO, Global Operations. Before this, Mr. Ricaurte was CFO of CHEP Europe in London. He also worked for GE for more than 20 years, where he held positions of increasing responsibility, including CFO for GE Consumer & Industrial in Europe, Middle East and Africa (EMEA), and CFO of GE's Industrial Solutions division.

“I am very excited to be moving into this role at such a pivotal time for the company,” Mr. Ricaurte stated. “I look forward to working with the leadership team, the Board and our client partners as we continue to improve and to drive meaningful and measurable customer and shareholder value through industry leading technology and operational excellence.”
About Accretive Health
Accretive Health is a leading provider of revenue cycle services and Physician Advisory Services to healthcare providers. Accretive Health’s mission is to help healthcare providers strengthen their financial stability so they can deliver better care at a more affordable cost to the communities they serve, increasing healthcare access for all. Accretive Health’s distinctive operating model includes people, processes, and sophisticated integrated technology/analytics that help customers realize sustainable improvements in their operating margins and improve the satisfaction of their patients, physicians, and staff. Accretive Health’s customers typically are multi-hospital systems, including faith-based or community healthcare systems, academic medical centers and independent ambulatory clinics, and their affiliated physician practice groups.
Forward Looking Statements
This press release contains forward-looking statements, including the statements regarding the plans, strategies and objectives of management for future operations, effects of current or future economic conditions or performance and industry trends and other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing. All forward-looking statements contained in this press release involve risks and uncertainties. Accretive Health’s actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the factors set forth in Accretive Health’s Annual Report on Form 10-K for the year ended December 31, 2015, under the heading “Risk Factors”. The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “vision,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Accretive Health has based these forward-looking statements on its current expectations and projections about future events. Although Accretive Health believes that the expectations underlying any of its forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected.
All forward-looking statements included in this press release are expressly qualified in their entirety by these cautionary statements. Accretive Health cautions readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that Accretive Health may consider immaterial or does not anticipate at this time. Although Accretive Health believes that the expectations reflected in its forward-looking statements are reasonable, Accretive Health does not know whether its expectations may prove correct. Accretive Health’s expectations reflected in its forward-looking statements can be affected by inaccurate assumptions it might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning Accretive Health and its business, including factors that potentially could materially affect its financial results or condition or relationships with customers and potential customers, may emerge from time to time. Accretive Health assumes no, and it specifically disclaims any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. Accretive Health advises investors, however, to consult any further disclosures it makes on related subjects in our periodic reports that it files with or furnishes to the SEC.

Contact:
Accretive Health, Inc.
Investor Relations:
Atif Rahim
312.324.5476
investorrelations@accretivehealth.com
Media Relations:
Michael Chernoff
312.496.7606
marketing@accretivehealth.com
Brunswick Group
Marleen Geerlof / Alex Yankus
212.333.3810

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